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                                                                    EXHIBIT 99.2

                             JOINT FILING AGREEMENT
                             ----------------------

     In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of beneficial interest, value $.01 per share, of Suntron Corporation, a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of 7th day of March 2002.

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THAYER EQUITY INVESTORS IV, L.P.            THAYER-BLUM FUNDING III, L.L.C.


By TC Equity Partners IV, L.L.C.,           By: /s/ Jeffrey W. Goettman
its General Partner                             -----------------------------------
                                                Name:  Jeffrey W. Goettman
                                                Title: Authorized Person
By: /s/ Carl J. Rickertsen
    ----------------------------------
    Name:  Carl J. Rickertsen               TC MANAGEMENT PARTNERS IV, L.L.C.
    Title: Managing Member

                                            By: /s/ Carl J. Rickertsen
                                                -----------------------------------
TC EQUITY PARTNERS IV, L.L.C.                   Name:  Carl J. Rickertsen
                                                Title: Managing Member

By: /s/ Carl J. Rickertsen
    ----------------------------------      By: /s/ Frederic V. Malek
    Name:  Carl J. Rickertsen                   -----------------------------------
    Title: Managing Member                      Frederic V. Malek


THAYER MANUFACTURING HOLDINGS, L.L.C.       By: /s/ Carl J. Rickertsen
                                                -----------------------------------
                                                Carl J. Rickertsen
By TC Co-Investors IV, LLC,
its Managing Member
                                            By: /s/ Jeffrey W. Goettman
                                                -----------------------------------
By TC Management IV, L.L.C.,                    Jeffrey W. Goettman
its Managing Member

                                            By: /s/ Daniel M. Dickinson
By: /s/ Carl J. Rickertsen                      -----------------------------------
    ----------------------------------          Daniel M. Dickinson
    Name:  Carl J. Rickertsen
    Title: Managing Member
                                            TC KCO, L.L.C.

TC CO-INVESTORS IV, LLC
                                            By: /s/ Jeffrey W. Geottman
                                                -----------------------------------
TC Management Partners IV, L.L.C.,              Name:  Jeffrey W. Geottman
its Managing Member                             Title: Authorized Person


By: /s/ Carl J. Rickertsen
    ----------------------------------
    Name:  Carl J. Rickertsen
    Title: Managing Member
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
BLUM STRATEGIC GP, L.L.C.                    BLUM (K*TEC) CO-INVESTMENT PARTNERS, L.P.


By: /s/ Murray A. Indick                     By:  Blum Strategic GP, L.L.C.,
    ----------------------------------       its General Partner


RICHARD C. BLUM                              By: /s/ Murray A. Indick
                                                  --------------------------------------
                                                 Murray A. Indick
By: /s/ Murray A. Indick                         Partner, General Counsel and Secretary
    ----------------------------------
    Murray A. Indick, Attorney-in-Fact
                                             BLUM STRATEGIC PARTNERS, L.P.


                                             By:Blum Strategic GP, L.L.C.,
                                             its General Partner


                                             By: /s/ Murray A. Indick
                                                 --------------------------------------
                                                 Murray A. Indick, Member
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